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                                                                   EXHIBIT 10.12

                             VARIABLE FACILITY NOTE

US $60,275,000                                                    April 28, 2004

      FOR VALUE RECEIVED, the undersigned (collectively, "BORROWER") promise to pay to the order of ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership, the principal sum of SIXTY MILLION TWO HUNDRED SEVENTY FIVE Dollars and 00/100 Dollars (US $60,275,000) with interest on each Variable Advance at an annual rate as calculated in Section 3 hereof.

      This Note is executed and delivered by Borrower pursuant to that certain Amended and Restated Master Credit Facility Agreement, dated as of April 28, 2004, by and between Borrower and ARCS Commercial Mortgage Co., L.P. ("LENDER") (as amended from time to time, the "MASTER AGREEMENT"), to evidence the obligation of Borrower to repay Variable Advances made by Lender to Borrower in accordance with the terms of the Master Agreement. This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Variable Advances evidenced hereby is made. The Master Agreement requires certain of the terms of each Variable Advance to be evidenced by an Advance Confirmation Instrument, and reference is hereby made to each such Advance Confirmation Instrument for such terms.

      This Note is issued as part of a Variable Facility established in accordance with the terms of the Master Agreement. Subject to the terms, conditions and limitations of Article 1 of the Master Agreement, Borrower may re-borrow any amounts under this Note which they have previously borrowed and repaid under this Note.

      1. DEFINED TERMS. As used in this Note, (i) the term "LENDER" means the holder of this Note, and (ii) the term "INDEBTEDNESS" means the principal of, interest on, or any other amounts due at any time under, this Note, the Security Instruments or any other Loan Document, including late charges, default interest, and advances to protect the security of the Security Instruments under
Section 12 of the Security Instruments. Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Master Agreement or, if not defined in the Master Agreement, as defined in the Security Instruments (as defined in Paragraph 5).

      2. ADDRESS FOR PAYMENT. All payments due under this Note shall be payable at ARCS Commercial Mortgage Co., L.P., 26901 Agoura Road, Suite 200, Calabasas Hills, California 91301-9932, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

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      3.    PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest shall be paid as follows:

      (a) This Note shall evidence Variable Advances made from time to time under the Master Agreement. Each Variable Advance shall bear interest at a rate determined in accordance with Section 2.01 of the Master Agreement.

      (b) Borrower shall pay imputed interest on each Variable Advance in advance in the form of a Discount in accordance with Section 1.04(b) of the Master Agreement (except that Borrower shall pay actual interest on the Variable Advance for the partial month period, if any, in accordance with Section 1.04(a) of the Master Agreement). If not sooner paid, the entire principal amount of each Variable Advance shall be due and payable on the maturity date of the applicable Variable Advance (the "MATURITY DATE") in accordance with Section
1.03 of the Master Agreement. In addition to payment of principal and the Discount, Borrower shall pay the Variable Facility Fee due on each Variable Advance in accordance with Section 1.04(b)(ii) of the Master Agreement. No Variable Advance may have a Maturity Date later than, and any then outstanding Variable Advance shall be due and payable in full on, the related Variable Facility Termination Date.

      4. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness that is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

      5. SECURITY. The Indebtedness is secured, among other things, by the Security Instruments described in the Master Agreement and reference is made to the Security Instruments for other rights of Lender concerning the collateral for the Indebtedness.

      6. ACCELERATION. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.

      7. LATE CHARGE. If any monthly amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within 10 days after the amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such amount. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "LOAN"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such

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late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

      8. DEFAULT RATE. So long as any payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the due date of such payment, at a rate (the "DEFAULT RATE") equal to the lesser of 4 percentage points above the rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

      9.    PERSONAL LIABILITY OF THE BORROWER.

      The provisions of Article 15 of the Master Agreement (entitled "PERSONAL LIABILITY OF THE BORROWER") concerning the non-recourse nature of the Indebtedness are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

      10.   VOLUNTARY AND INVOLUNTARY PREPAYMENTS.

      Pursuant to the terms of the Master Agreement, Borrower shall pay the entire amount of the Discount on any Variable Advance in advance. Accordingly, any Variable Advance may be prepaid in whole or in part and at any time without penalty. Borrower shall give Lender five Business Days advance notice of any prepayment.

      11. COSTS AND EXPENSES. Borrower shall pay within 15 days after demand all expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

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      12.   FORBEARANCE. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

      13. WAIVERS. Except as expressly provided in the Master Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

      14. LOAN CHARGES. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. Borrower agrees to an effective rate of interest that is the stated rate of interest plus any additional rate of interest resulting from any other charges or fees that are to be paid by Borrower to Lender that may be found by a court of competent jurisdiction to be interest. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

      15. COMMERCIAL PURPOSE. Borrower represents that the Indebtedness is' being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

      16. COUNTING OF DAYS. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

      17. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. The provisions of Section 17.06 of the Master Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

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      18.   CAPTIONS. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

      19. NOTICES. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 17.08 of the Master Agreement.

      20. CROSS-DEFAULT WITH MASTER AGREEMENT. The occurrence of an Event of Default under the Master Agreement shall constitute an "Event of Default" under this Note, and, accordingly, upon the occurrence of an Event of Default under the Master Agreement, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

      21. ADVANCE CONFIRMATION INSTRUMENTS; ACCOUNTING FOR VARIABLE ADVANCES. The terms of the Master Agreement and this Note govern the repayment, and all other terms relating to each Variable Advance. However, Borrower shall execute an Advance Confirmation Instrument to create a physical instrument evidencing the Variable Advance. The Advance Confirmation Instrument for a Variable Advance executed by Borrower in accordance with Section 2.02 of the Master Agreement shall set forth the amount, term, Discount, Closing Date and certain other terms of the Variable Advance. The Advance Confirmation Instrument shall conclusively establish each of the terms described in the preceding sentence, absent manifest error. The Variable Advance evidenced by the Advance Confirmation Instrument does not represent a separate indebtedness from that evidenced by this Note. In making proof of this Note, no other documents other than this Note shall be required. In making proof of the amount and terms of the outstanding Variable Advances under this Note, this Note, the Advance Confirmation Instruments for the Variable Advances, and Lender's records concerning payments made by Borrower under this Note, shall be conclusive evidence of the terms and outstanding amounts of each Variable Advance, absent manifest error.

      23. PRIORITY OF ADVANCES. Each Variable Advance under this Note shall be evidenced by an Advance Confirmation Instrument, and the lien of each Security Document executed by Borrower from time to time to secure this Note, shall secure each separate Advance (and the lien of each Security Instrument and other Security Document executed by Borrower to secure its obligations under the Loan Documents) to the same extent and with the same effect as if the Advance had been made (and any guaranty obligation had been incurred) on the date on which
(i) with respect to each other Security Instrument, the Security Instrument is recorded in the land records of the jurisdiction in which the real property covered by the Security Instrument is located, or (ii) with respect to each other Security Document, the date on which the Security Document is executed and delivered to Lender.

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      IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

                         BORROWER:

                         SUN SECURED FINANCING LLC, a Michigan
                         limited liability company

                         By: Sun Communities Operating Limited
                             Partnership, a Michigan limited
                             partnership, its sole member

                             By:  Sun Communities, Inc., a Maryland
                                  Corporation, its general partner

                                  By: /s/ Jonathan M. Colman
                                      ------------------------------------------
                                  Name:  Jonathan M. Colman
                                  Title: Executive Vice President - Acquisitions

                         ASPEN - FT. COLLINS LIMITED
                         PARTNERSHIP, a Michigan limited partnership

                         By: Sun GP L.L.C., a Michigan limited liability
                             company, its general partner

                             By:  Sun Communities, Inc., a Maryland
                                  Corporation, its manager

                                  By: /s/ Jonathan M. Colman
                                      ------------------------------------------
                                  Name:  Jonathan M. Colman
                                  Title: Executive Vice President - Acquisitions

                         SUN SECURED FINANCING HOUSTON LIMITED
                         PARTNERSHIP, a Michigan limited partnership

                             By: Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

                                  By: /s/ Jonathan M. Colman
                                      ------------------------------------------
                                  Name:  Jonathan M. Colman
                                  Title: Executive Vice President - Acquisitions

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                         SUN COMMUNITIES FINANCE, LLC, a Michigan
                         limited liability company

                         By: Sun Communities Operating Limited Partnership,a
                             Michigan limited partnership, its managing member

                             By:  Sun Communities, Inc., a Maryland
                                  Corporation, its general partner

                                  By: /s/ Jonathan M. Colman
                                      ------------------------------------------
                                  Name:  Jonathan M. Colman
                                  Title: Executive Vice President -
                                          Acquisitions

                         SUN HOLLY FOREST LLC, a Michigan limited liability company

                         By: Sun Communities Operating Limited Partnership, a
                             Michigan limited partnership, its managing member

                             By:  Sun Communities, Inc., a Maryland
                                  Corporation, its general partner

                                  By: /s/ Jonathan M. Colman
                                      ------------------------------------------
                                  Name:  Jonathan M. Colman
                                  Title: Executive Vice President -
                                          Acquisitions

                         SUN SADDLE OAK LLC, a Michigan limited liability company

                         By: Sun Communities Operating Limited Partnership, a
                             Michigan limited partnership,its managing member

                             By:  Sun Communities, Inc., a Maryland
                                  Corporation, its general partner

                                  By: /s/ Jonathan M. Colman
                                      ------------------------------------------
                                  Name:  Jonathan M. Colman
                                  Title: Executive Vice President -
                                          Acquisitions

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